Transamerica Investors, Inc.

on behalf of

Transamerica Premier Growth Opportunities Fund

Supplement dated September 29, 2005 to the Prospectus dated May 1, 2005, as previously supplemented

The following information supplements, amends and replaces the information in the Prospectus regarding Transamerica Premier Growth Opportunities Fund.

The Board of Trustees of Transamerica Investors, Inc., on behalf of Transamerica Premier Growth Opportunities Fund (the “Fund”), has approved certain changes to the principal investment strategies of the Fund to permit investment of a larger portion of the Fund’s assets in securities of issuers with market capitalizations in excess of $5 billion at the time of purchase.

Accordingly, effective October 3, 2005, the first paragraph under the section entitled “Principal Strategies and Policies” on page 8 of the Prospectus is hereby replaced by the following information:

The Fund invests in a diversified portfolio of domestic equity securities. Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of issuers with market capitalizations of $1 billion to $10 billion at the time of purchase.

In addition, in light of the above changes to the Fund’s investment strategies, the Fund’s benchmark index has been changed from the Russell 2500 Growth Index to the Russell Midcap Growth Index. The Russell Midcap Growth Index is constructed to provide a measure of the performance of mid-cap growth companies. It measures the performance of those Russell Midcap companies with high price-to-book ratios and high forecasted growth values. As of August 31, 2005, and as reported by the Frank Russell Company, the average market capitalization of companies represented in the Russell Midcap Growth Index was $7.125 billion, and the median market capitalization of such companies was $3.917 billion. The Fund’s benchmark is being changed to more accurately reflect the revised investment strategies of the Fund.

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Investors should retain this Supplement for future reference.